UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

Marin Software Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35838	20-4647180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 25th Floor San Francisco, California 94105		94105
(Address of principal executive offices)		(Zip Code)

(415) 399-2580

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 12, 2015, Marin Software Incorporated (“Marin Software”) completed the previously announced purchase of all outstanding shares of capital stock of Social Moov from Social Moov’s shareholders (the “Share Purchase”), pursuant to the terms of the Share Purchase Agreement, dated as of February 5, 2015, by and among Marin Software, Social Moov, Social Moov’s securityholders and Sylvain Eche, as Shareholders’ Agent (the “Agreement”).

See the disclosure under Item 1.01 and Item 2.01 of Marin Software’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2015 (the “Signing Date 8-K”) for additional information regarding the Share Purchase. The description of certain terms of the Agreement contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to the Signing Date 8-K as Exhibit 2.1 and incorporated herein by reference.

On February 12, 2015, Marin Software issued a press release announcing the Closing. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The shares of Marin Software’s stock issued at the Closing were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation S promulgated thereunder. See the disclosure under Item 1.01, Item 2.01 and Item 3.02 of the Signing Date 8-K for additional information regarding the issuance of shares in connection with the Share Purchase.

The descriptions of certain terms of the Agreement contained in Item 2.01 and this Item 3.02 are qualified in their entirety by reference to the full text of the Agreement, a copy of which is attached to the Signing Date 8-K as Exhibit 2.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Share Purchase Agreement by and among Marin Software Incorporated, Social Moov, Social Moov’s securityholders and Sylvain Eche, as Shareholders’ Agent, dated as of February 5, 2015 (filed as Exhibit 2.1 to Marin Software’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2015).*

99.1	Press Release of Marin Software Incorporated announcing the closing of the Share Purchase, dated February 12, 2015.

*	Schedules or similar attachments have been omitted pursuant to Regulation S-K Item 601(b)(2). Marin Software hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marin Software Incorporated

Date: February 12, 2015	By:	/s/ Stephen Kim
Stephen Kim Executive Vice President, General Counsel

EXHIBIT INDEX

Number	Description

2.1	Share Purchase Agreement by and among Marin Software Incorporated, Social Moov, Social Moov’s securityholders and Sylvain Eche, as Shareholders’ Agent, dated as of February 5, 2015 (filed as Exhibit 2.1 to Marin Software’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2015).*

99.1	Press Release of Marin Software Incorporated announcing the closing of the Share Purchase, dated February 12, 2015.

*	Schedules or similar attachments have been omitted pursuant to Regulation S-K Item 601(b)(2). Marin Software hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.